EXHIBIT 4.1

ARIZONA PUBLIC SERVICE COMPANY
TO
JPMORGAN CHASE BANK, N.A.
Trustee
Tenth Supplemental Indenture
Dated as of August 1, 2006
To
Indenture
Dated as of January 15, 1998

6.25% Notes due August 1, 2016
6.875% Notes due August 1, 2036

     TENTH SUPPLEMENTAL INDENTURE, dated as of August 1, 2006, between Arizona Public Service Company, a corporation duly organized and existing under the laws of the State of Arizona (herein called the “Company”), having its principal office at 400 North Fifth Street, Phoenix, Arizona 85004, and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank and formerly known as The Chase Manhattan Bank), a national banking association, as Trustee (herein called the “Trustee”) under the Indenture dated as of January 15, 1998 between the Company and the Trustee (the “Indenture”).
RECITALS OF THE COMPANY
     The Company has executed and delivered the Indenture to the Trustee to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the “Securities”), said Securities to be issued in one or more series as provided in the Indenture.
     Pursuant to the terms of the Indenture, the Company desires to provide for the establishment of two new series of its Securities to be known as its 6.25% Notes due 2016 (herein called the “Notes Due 2016”), and its 6.875% Notes due 2036 (herein called the “Notes Due 2036”) (the Notes Due 2016 and the Notes Due 2036 are herein collectively referred to as the “Notes”), the forms and substance of such Notes Due 2016 and such Notes Due 2036 and the terms, provisions, and conditions thereof to be set forth as provided in the Indenture and this Tenth Supplemental Indenture.
     All things necessary to make this Tenth Supplemental Indenture a valid agreement of the Company, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done.
     NOW, THEREFORE, THIS TENTH SUPPLEMENTAL INDENTURE WITNESSETH:
     For and in consideration of the premises and the purchase of the Notes Due 2016 and the Notes Due 2036 by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of each of the Notes Due 2016 and the Notes Due 2036 and the terms, provisions, and conditions thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes Due 2016 and the Notes Due 2036, as applicable, as follows:
ARTICLE ONE
GENERAL TERMS AND CONDITIONS OF
THE NOTES DUE 2016 AND THE NOTES DUE 2036
     SECTION 101. There shall be and is hereby authorized a series of Securities designated the “6.25% Notes due 2016” initially limited in aggregate principal amount to $250,000,000, which amount shall be as set forth in any Company Order for the authentication and delivery of Notes Due 2016. There shall be and is hereby authorized a series of Securities designated the “6.875% Notes due 2036” initially limited in aggregate principal amount to $150,000,000, which amount shall be as set forth in any Company Order for the authentication and delivery of Notes Due 2036. The Notes Due 2016 and the Notes Due 2036 shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on August 1, 2016 and August 1, 2036, respectively, and each of the Notes Due 2016 and the Notes Due 2036 shall be issued in the form of registered Notes without coupons.
     The foregoing principal amounts of the Notes Due 2016 and the Notes Due 2036 may be increased from time to time as permitted by Section 301 of the Indenture. All Notes Due 2016 and all Notes Due 2036 need not be issued at the same time and each such series may be reopened at any time, without notice to, or the consent of, the then existing Holders, for issuances of additional Notes Due 2016 or Notes Due 2036, as applicable. Any such additional Notes Due 2016 or Notes Due 2036, as the case may be, will be equal in rank and have the same respective maturity, payment terms, redemption features, and other terms, except for the payment of interest accruing prior to the issue date of the further Notes Due 2016 or Notes Due 2036, as the case may be, and for the first payment of interest following the issue date of the further Notes Due 2016 or Notes Due 2036, as the case may be, as the related series of Notes initially issued.
     SECTION 102. The Notes Due 2016 and the Notes Due 2036 shall each be issued in certificated form, except that the Notes Due 2016 and the Notes Due 2036 shall each be issued initially as a Global Security to and registered in the name of Cede & Co., as nominee of The Depository Trust Company, as Depositary therefor. Any Notes Due 2016 or Notes Due 2036 to be issued or transferred to, or to be held by, Cede & Co. (or any successor thereof) for such purpose shall bear the depositary legend in substantially the form set forth at the top of the form of Note Due 2016 in Section 201 hereof and at the top of the form of Note Due 2036 in Section 202 hereof, (in each case in lieu of that set forth in Section 204 of the Indenture), unless otherwise agreed by the Company, such agreement to be confirmed in writing to the Trustee. Each such Global Security may be exchanged in whole or in part for Notes Due 2016 or Notes Due 2036, as applicable, registered, and any transfer of such Global Security in whole or in part may be registered, in the name(s) of Persons other than such Depositary or a nominee thereof only under the circumstances set forth in Clause (2) of the last paragraph of Section 305 of the Indenture, or such other circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305 of the Indenture as to which the Company shall agree, such agreement to be confirmed in writing to the Trustee. Principal of, and premium, if any, and interest on each of the Notes Due 2016 and the Notes Due 2036 will be payable, the transfer of Notes Due 2016 and Notes Due 2036 will be registrable and Notes Due 2016 and Notes Due 2036 will be exchangeable for Notes Due 2016 and Notes Due 2036, respectively, bearing identical terms and provisions, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Security Register.
     SECTION 103. Each Note Due 2016 will bear interest at the rate of 6.25% and each Note due 2036 will bear interest at the rate of 6.875%, each from August 3, 2006 or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for until the principal thereof is paid or made available for payment, payable on August 1 and February 1 of each year (each, an “Interest Payment Date”), commencing on February 1, 2007, to the person in whose name such Note Due 2016 or Note Due 2036, as the case may be, or any Predecessor Security is registered, at the close of business on July 15 and

January 15, as the case may be, whether or not a Business Day, immediately preceding the Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such regular record date, and may be paid to the Person in whose name such Note Due 2016 or Note Due 2036, (or in each case one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the Holders of the Notes Due 2016 or Notes Due 2036, as the case may be, not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes Due 2016 or Notes Due 2036, as the case may be, may be listed, and upon such notice as may be required by such exchange, all as more fully described in the Indenture.
     The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Interest will accrue from August 3, 2006 to, but not including, the relevant payment date. In the event that any date on which interest is payable on the Notes Due 2016 or the Notes Due 2036 is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. A “Business Day” shall mean any day, except a Saturday, a Sunday or a legal holiday in the City of New York on which banking institutions are authorized or required by law, regulation or executive order to close.
     SECTION 104. The Company may redeem all or any portion of the Notes Due 2016 or Notes Due 2036, at its option, at any time or from time to time, upon notice as provided in the Indenture. The Redemption Price for any Notes Due 2016 or Notes Due 2036 to be redeemed on any Redemption Date will be equal to the greater of the following amounts:
               (a) 100% of the principal amount of the Notes Due 2016 or Notes Due 2036 being redeemed on the Redemption Date; or
               (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes Due 2016 or Notes Due 2036 being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Adjusted Treasury Rate plus 25 basis points, in the case of the Notes Due 2016, and 30 basis points, in the case of the Notes Due 2036, as determined by a Reference Treasury Dealer appointed by the Company for such purpose;
plus, in each case, accrued and unpaid interest thereon to the Redemption Date. Notwithstanding the foregoing, installments of interest on the Notes Due 2016 or the Notes Due 2036, as the case may be, that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders as of the close of business on the relevant record date in accordance with the terms of such Notes Due 2016 and such Notes Due 2036 and the Indenture. The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.
     For purposes of this Section 104, the following terms shall have the following meanings:

     “Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     “Comparable Treasury Issue” means the U.S. Treasury security selected by a Reference Treasury Dealer appointed by the Company for such purpose as having a maturity comparable to the remaining term of the Notes Due 2016 or the Notes Due 2036, as the case may be, to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes Due 2016 or Notes Due 2036, as the case may be.
     “Comparable Treasury Price” means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such quotation.
     “Reference Treasury Dealer” means (A) Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Trustee after consultation with the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.
     The Company shall give the Trustee written notice of the Redemption Price, promptly after the calculation thereof.
     The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in acting upon the Company’s calculation of any Redemption Price.
     Notwithstanding Section 1104 of the Indenture, any notice of redemption given pursuant to said Section with respect to the foregoing redemption need not set forth the Redemption Price but only the manner of calculation thereof.
     SECTION 105. The Notes Due 2016 and the Notes Due 2036 shall be defeasible pursuant to Section 1302 or 1303 of the Indenture.
ARTICLE TWO
FORM OF NOTES

     SECTION 201. FORM OF NOTES DUE 2016. The Notes Due 2016 and the Trustee’s certificate of authentication to be endorsed thereon are to be substantially in the following forms:
Form of Face of Note Due 2016
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ARIZONA PUBLIC SERVICE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
ARIZONA PUBLIC SERVICE COMPANY
6.25% Note due 2016

No. 1	$250,000,000
CUSIP No. 040555 CJ 1
     Arizona Public Service Company, a corporation duly organized and existing under the laws of Arizona (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred Fifty Million Dollars ($250,000,000) on August 1, 2016, and to pay interest thereon from August 3, 2006 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on August 1 and February 1 in each year, commencing February 1, 2007, at the rate of 6.25%, until the principal hereof is paid or made available for payment.
     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be July 15 or January 15, as the case may be, immediately preceding the Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such

Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
     Payment of the principal of (and premium, if any) and any interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

ARIZONA PUBLIC SERVICE COMPANY
By

Attest:

Form of Reverse of Note Due 2016
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of January 15, 1998 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank and formerly known as The Chase Manhattan Bank), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which is unlimited in aggregate principal amount.
     The Company may redeem all or any portion of the Securities of this series, at its option, at any time or from time to time, at a Redemption Price equal to the greater of (a) 100% of the principal amount of the Securities of this series being redeemed on the Redemption Date or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Adjusted Treasury Rate plus 25 basis points, as determined by a Reference Treasury Dealer appointed by the Company for such purpose; plus, in each case, accrued and unpaid interest thereon to the Redemption Date. Notwithstanding the foregoing, installments of interest on Securities of this series that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders as of the close of business on the relevant Record Date according to the Securities of this series and the Indenture. The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.
     If notice has been given as provided in the Indenture and funds for the redemption of any Securities of this series (or any portion thereof) called for redemption shall have been made available on the Redemption Date referred to in such notice, such Securities (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of such Securities will be to receive payment of the Redemption Price.
     Notice of any optional redemption of Securities of this series (or any portion thereof) will be given to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the manner of calculation of the Redemption Price and the principal amount of the Securities of this series held by such Holder to be redeemed. If less than all of the Securities of this series are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the portion of such Securities to be redeemed in whole or in part.

     As used herein:
     “Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     “Comparable Treasury Issue” means the U.S. Treasury security selected by a Reference Treasury Dealer appointed by the Company for such purpose as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.
     “Comparable Treasury Price” means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such quotation.
     “Reference Treasury Dealer” means (A) Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Trustee after consultation with the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.
     The Securities of this series will not be subject to any sinking fund.
     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee without the consent of such Holders in certain limited circumstances, or with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
     Form of Trustee’s Certificate of Authentication.
CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	JPMORGAN CHASE BANK, N.A.
As Trustee
By
Authorized Officer

     SECTION 202. FORM OF NOTES DUE 2036. The Notes Due 2036 and the Trustee’s certificate of authentication to be endorsed thereon are to be substantially in the following forms:
Form of Face of Note Due 2036
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ARIZONA PUBLIC SERVICE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ARIZONA PUBLIC SERVICE COMPANY
6.875% Note due 2036

No. 1	$150,000,000
CUSIP No. 040555 CK 8
     Arizona Public Service Company, a corporation duly organized and existing under the laws of Arizona (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Fifty Million Dollars ($150,000,000) on August 1, 2036, and to pay interest thereon from August 3, 2006 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on August 1 and February 1 in each year, commencing February 1, 2007, at the rate of 6.875%, until the principal hereof is paid or made available for payment.
     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be July 15 or January 15, as the case may be, immediately preceding the Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
     Payment of the principal of (and premium, if any) and any interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

ARIZONA PUBLIC SERVICE COMPANY
By

Attest:

Form of Reverse of Note Due 2036
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of January 15, 1998 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank and formerly known as The Chase Manhattan Bank), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which is unlimited in aggregate principal amount.
     The Company may redeem all or any portion of the Securities of this series, at its option, at any time or from time to time, at a Redemption Price equal to the greater of (a) 100% of the principal amount of the Securities of this series being redeemed on the Redemption Date or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Adjusted Treasury Rate plus 30 basis points, as determined by a Reference Treasury Dealer appointed by the Company for such purpose; plus, in each case, accrued and unpaid interest thereon to the Redemption Date. Notwithstanding the foregoing, installments of interest on Securities of this series that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders as of the close of business on the relevant Record Date according to the Securities of this series and the Indenture. The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.
     If notice has been given as provided in the Indenture and funds for the redemption of any Securities of this series (or any portion thereof) called for redemption shall have been made available on the Redemption Date referred to in such notice, such Securities (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of such Securities will be to receive payment of the Redemption Price.
     Notice of any optional redemption of Securities of this series (or any portion thereof) will be given to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the manner of calculation of the Redemption Price and the principal amount of the Securities of this series held by such Holder to be redeemed. If less than all of the Securities of this series are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the portion of such Securities to be redeemed in whole or in part.

     As used herein:
     “Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     “Comparable Treasury Issue” means the U.S. Treasury security selected by a Reference Treasury Dealer appointed by the Company for such purpose as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.
     “Comparable Treasury Price” means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such quotation.
     “Reference Treasury Dealer” means (A) Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Trustee after consultation with the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.
     The Securities of this series will not be subject to any sinking fund.
     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee without the consent of such Holders in certain limited circumstances, or with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
     Form of Trustee’s Certificate of Authentication.
CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	JPMORGAN CHASE BANK, N.A.
As Trustee
By
Authorized Officer

ARTICLE THREE
ORIGINAL ISSUE OF NOTES DUE 2016 AND NOTES DUE 2036
     SECTION 301. Subject to Section 101, the Notes Due 2016 in the aggregate principal amount of $250,000,000 and the Notes Due 2036 in the aggregate principal amount of $150,000,000 may, upon execution of this Tenth Supplemental Indenture, or from time to time thereafter, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes Due 2016 and said Notes Due 2036, in accordance with a Company Order delivered to the Trustee by the Company, without any further action by the Company.
ARTICLE FOUR
PAYING AGENT AND REGISTRAR
     SECTION 401. JPMorgan Chase Bank, N.A. will be the Paying Agent and Security Registrar for the Notes Due 2016 and the Notes Due 2036.
ARTICLE FIVE
SUNDRY PROVISIONS
     SECTION 501. For all purposes relating to this Tenth Supplemental Indenture and the Notes Due 2016 and the Notes Due 2036, the term “Assistant Secretary” when used in the Indenture with respect to the Company, will include an Associate Secretary of the Company.
     SECTION 502. Except as otherwise expressly provided in this Tenth Supplemental Indenture or in the form of Notes Due 2016 or Notes Due 2036, as applicable, or otherwise clearly required by the context hereof or thereof, all terms used herein or in said form of Notes Due 2016 or Notes Due 2036 that are defined in the Indenture shall have the several meanings respectively assigned to them thereby.
     SECTION 503. The Indenture, as heretofore supplemented and amended, and as supplemented by this Tenth Supplemental Indenture, is in all respects ratified and confirmed, and this Tenth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.
     SECTION 504. The Trustee hereby accepts the trusts herein declared, provided, created, supplemented, or amended and agrees to perform the same upon the terms and conditions herein and in the Indenture, as heretofore supplemented and amended, set forth and upon the following terms and conditions:
     The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Tenth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article Six of the Indenture shall apply to and form a part of this Tenth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations, and insertions, if any, as may be appropriate to make the same conform to the provisions of this Tenth Supplemental Indenture.
     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Tenth Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY
By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Vice President and Treasurer

Attest:

/s/ Betsy A. Pregulman
Betsy A. Pregulman
Associate Secretary

JPMORGAN CHASE BANK, N.A., as Trustee
By:	/s/ Carol Ng
	Name:	Carol Ng
	Title:	Vice President

Attest:

/s/ Diane Darconte
Name: Diane Darconte
Title: Trust Officer
[Signature Page to Tenth Supplemental Indenture]

STATE OF ARIZONA	)
	)	ss.:
COUNTY OF MARICOPA	)
     On the 2nd day of August, 2006, before me personally came Barbara M. Gomez, to me known, who, being by me duly sworn, did depose and say that she is the Vice President and Treasurer of Arizona Public Service Company, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.

/s/ Barbara J. Orabuena

Notary Public

My Commission Expires

December 12, 2006

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)
     On the 2nd day of August, 2006, before me personally came Carol Ng, to me known, who, being by me duly sworn, did depose and say that she is Vice President of JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank and formerly known as The Chase Manhattan Bank), one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

/s/ James M. Foley

Notary Public

My Commission Expires

August 31, 2006